EXHIBIT 10.4.3


                                ASSETS ASSIGNMENT

     This ASSETS ASSIGNMENT (the "Assignment") is entered into as of this 1st day of February, 2001 by and among E-COMMERCE SUPPORT CENTERS, INC., a North Carolina corporation (the "Company"), and GIBRALTER PUBLISHING, INC., a North Carolina corporation ("Gibralter").

                                   WITNESSETH

     WHEREAS, the Company is in the business of selling and providing outsourced customer support services to entities with electronic commerce initiatives (the "Business"); and

     WHEREAS, Gibralter owns certain tangible and intangible assets (the "Option Assets", as defined below) currently used in the business operations of the Company; and

     WHEREAS, the Company has granted to Gibralter the option to sell the Option Assets to the Company and Gibralter has granted to the Company the option to buy the Option Assets from Gibralter pursuant to the terms and conditions of that certain Option Agreement between the Company and Gibralter dated as of April 13, 2000, as amended by that certain First Amendment to Option Agreement dated as of the 1st day of February, 2001 (the "First Amendment to Option Agreement") (the "Option Agreement"); and

     WHEREAS, the Company and Gibraltar desire this Assignment to effect a legally valid assignment of title from Gibralter to the Company in and to the Option Assets;

     NOW THEREFORE, in consideration of the Option Assets and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows (all capitalized terms used herein and not otherwise defined shall have their respective meanings as set forth in the Option Agreement):

     1.   TRANSFER OF TITLE TO THE OPTION ASSETS. Gibralter hereby
          --------------------------------------
unconditionally sells, assigns, grants, bargains and transfers to the Company, and its successors and assigns, all of the right, title and interest of Gibralter, vested and contingent, in and to the Option Assets described on EXHIBIT A attached hereto.
---------

     2.   REPRESENTATIONS AND WARRANTIES BY GIBRALTER. In addition to the
          -------------------------------------------
representations and warranties set forth in the Option Agreement, as amended, Gibralter represents and warrants that it has good, valid, marketable, legal and beneficial title to (or a valid leasehold interest in) all of the Option Assets and is the lawful owner or lessee of the Option Assets, free and clear of all liens of any kind and nature whatsoever, except as are described in EXHIBIT A
                                                                    ---------
attached hereto. The equipment and other tangible personal property constituting part of the Option Assets (whether owned or leased) have been maintained in accordance with industry standards, are in good condition and repair (subject to normal wear and tear) and are adequate in quantity and quality for the operation of the Company's Business as presently conducted. Except as described in

EXHIBIT A attached hereto, there are no outstanding options, warrants,
---------
commitments, agreements or any other rights of any character, entitling any person other than the Company to acquire any interest in all, or any part of, such Option Assets.

     3.   LIENS ON OPTION ASSETS. Except in accordance with that certain
          ----------------------
Security Agreement dated as of the 1st day of February, 2001 (the "Security Agreement") in favor of Gibralter, the parties hereto agree that there shall be no liens of any kind or nature whatsoever on the Option Assets until such time as Promissory Note A is paid and satisfied in full. The Company represents and warrants that, except for the Security Agreement, from the date hereof until such time as the Company satisfies all of its obligations under Promissory Note A, the Company shall not permit or cause to occur any lien to become attached to any of the Option Assets. Any breach of these representations and warranties shall constitute a default hereunder.

     4.   ASSIGNABILITY OF ASSIGNED CONTRACTS. Gibralter hereby agrees that
          -----------------------------------
it shall use its best efforts to secure the assignability of the Assigned Contracts within a reasonable time following the date hereof.

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


          IN WITNESS WHEREOF, the parties hereto have executed this Assignment under seal as of the year and date first above written.

                                        GIBRALTER PUBLISHING, INC.
                                        a North Carolina corporation

ATTEST:                                 By: /s/ Terrence J. Leifheit
                                           ------------------------------------
                                           Terrence J. Leifheit, President
/s/ Edward A. Bohn
-----------------------------
Edward A. Bohn, Secretary

[CORPORATE SEAL]


                                        E-COMMERCE SUPPORT CENTERS, INC., a
                                        North Carolina corporation

ATTEST:                                 By: /s/ Terrence J. Leifheit
                                           ------------------------------------
                                           Terrence J. Leifheit, President
/s/ Clifford A. Clark
-----------------------------
Clifford A. Clark, Secretary

[CORPORATE SEAL]

                                    EXHIBIT A
                                    ---------
                                  OPTION ASSETS